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                                                                    Exhibit 24.1

                           DIRECTORS AND OFFICERS OF
                           NATIONAL PROCESSING, INC.

                       REGISTRATION STATEMENT ON FORM S-8

                               POWER OF ATTORNEY

         The undersigned Directors and Officers of National Processing, Inc., an Ohio Corporation (the "Corporation"), hereby constitute and appoint David L. Zoeller, Carlton E. Langer and Thomas A. Richlovsky, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for us and in our names, in the capacities indicated below, under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 relating to the registration of the shares of Common Stock, without par value, of the Corporation to be issued pursuant to Option Rights which have been or may be granted under the National Processing, Inc. 1996 Stock Option Plan, and any and all amendments and exhibits thereto, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as we could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

         EXECUTED this 21st day of May, 1998.

/s/ James R. Bell, III                 Director
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         James R. Bell, III

/s/ Christos M. Cotsakos               Director
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         Christos M. Cotsakos

/s/ Aureliano Gonzalez-Baz             Director
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         Aureliano Gonzalez-Baz

                                       Director
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         Preston B. Heller, Jr.

/s/ Jeffrey D. Kelly                   Director
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         Jeffrey D. Kelly

/s/ Robert E. Showalter                Director
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         Robert E. Showalter

/s/ Robert G. Siefers                  Director
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         Robert G. Siefers